                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2007
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                            Catskill Litigation Trust
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             (Exact name of registrant as specified in its charter)

         Delaware                      333-112603                16-6547621
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

         c/o Christiana Bank & Trust Company,
        1314 King Street, Wilmington, Delaware                   19801
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       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (302) 888-7400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 24, 2007, Catskill Litigation Trust (the "Litigation Trust")
entered into an agreement (the "Joint Alliance Agreement") with the St. Regis
Mohawk Tribe (the "Tribe") and representatives of the litigants in a separate lawsuit. That lawsuit pursued claims on behalf of tribal members that are similar to the claims that the Litigation Trust is pursuing on behalf of its beneficiaries. The lawsuit resulted in a $1.787 billion judgment in the St.
Regis Mohawk Tribal Court, rendered on March 20, 2001, but an enforcement action by the plaintiffs to enforce that judgment in a federal district court was subsequently dismissed, without prejudice. At the time of the enforcement action, the validity of the Tribal Court was in question and the matter was the subject of other judicial and administrative proceedings.

      A subsequent decision issued in one of the related court cases reviewed several determinations of the Department of the Interior, in light of prior litigation relating to the governmental organization of the Tribe. As a result of its review, the court vacated certain determinations made by the Department of the Interior and ordered review of the matters DE NOVO. A final determination in this regard may affect the ultimate recognition of the validity of the St.
Regis Mohawk Tribal Court by the federal courts.

      As a result of the common interests of the Litigation Trust's beneficiaries and the class of enrolled tribal members, the parties to the Joint
Alliance Agreement have agreed to work together to merge their respective interests and share in any recoveries of their respective claims. The term of the Joint Alliance Agreement extends through July 30, 2007.

      During the term of the Joint Alliance Agreement, the parties have agreed to work together to accomplish a merger of their respective litigation interests in the Litigation Trust. The litigants in the Tribal Court litigation have agreed to execute and deliver appropriate documentation providing for the transfer of all their right title and interest in their claims to the Litigation
Trust. The Litigation Trustees have agreed to request the consent of the beneficiaries of the Litigation Trust to an amendment of the Declaration of
Trust establishing the Trust that would permit the prosecution of such claims by the Litigation Trust and a doubling of the authorized ownership units of the
Litigation Trust. Upon the effectiveness of such amendment, the Litigation Trust will obtain complete ownership rights to the claims of the tribal litigants, including the Tribal Court judgment, and 50% of the ownership units of the
Litigation Trust will become beneficially owned by the enrolled members of the
St Regis Mohawk Tribe, as the class of plaintiffs certified by the Tribal Court.
Consummation of the merger of claims will require the consent of the unitholders of the Litigation Trust pursuant to Section 9.3 of the Litigation Trust and satisfaction of other conditions. No assurance can be given that such merger will be completed or completed on a timely basis.

      If the merger of these claims is consummated, the enrolled members of the
St. Regis Mohawk Tribe, as beneficial owners of the new units, will be entitled to share in any future recovery or settlement in the litigation currently being prosecuted by the Litigation Trust. Similarly, the existing unitholders will be entitled to share in any future recovery or settlement of the claims of the tribal litigants that are granted to the Litigation Trust.

      In addition, in the Joint Alliance Agreement, the parties have further agreed to support the preservation and prosecution of their respective claims and cooperate in the mutual pursuit of such claims. The Litigation Trustees, acting with the advice and counsel of the representatives of the tribal court litigants and the St. Regis Mohawk Tribe, will act as the exclusive representatives and spokespersons of the tribal court litigants and the
Litigation Trust with regard to the recovery or settlement of their respective claims against all the defendants. The Litigation Trustees, however, will have no power or authority to settle or discontinue any claim unless all the claims are settled or discontinued and any proceeds of the settlement are distributed among the unitholders and the members of the St. Regis Mohawk Tribe on the same basis as if the merger had occurred.

      In addition, on January 24, 2007, the Litigation Trust retained the services of JAF Management, LLC to serve as a consultant to the Litigation Trust concerning strategic and structuring alternatives, capital market and industry conditions and financial valuations relating to potential settlement opportunities or active settlement negotiations. The term of the consulting agreement runs through March 31, 2008. Joel Asen is to supervise the assignment for JAF Management, LLC. As compensation for the services of JAF Management,
LLC, the Litigation Trust has agreed to pay a success fee in connection with any out-of-court settlement or termination arrangement with respect to any of the litigations equal to three percent (3%) of the amount by which the cumulative gross realizable value of any such settlement or termination arrangement during the term of the consulting agreement exceeds $200 million. Any compensation payable to the consultant is to be treated as an expense of the Litigation
Trust.

      The Litigation Trust is not engaged in settlement negotiations with respect to any of the claims at this time. The defendants have raised numerous defenses to the various claims in the litigations and have pursued them vigorously resulting in dismissals or judgments in their favor. The ability of the Litigation Trust to prevail in the various litigations will depend on a number of factors, including the ability to obtain reversals in the appellate courts and to pursue the litigations successfully in the trial courts notwithstanding potential defenses to the claims and the St. Regis Mohawk Tribal
Court judgment, including the alleged invalidity of the Tribal Court.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            Exhibit No.       Description
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            99.1              Joint Alliance Agreement, dated January 24,
                              2007, by and among the Catskill Litigation
                              Trust, the St. Regis Mohawk Tribe, et al.

            99.2              Consulting Agreement, dated January 24, 2007, by
                              and among the Catskill Litigation Trust and JAF
                              Management, LLC.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CATSKILL LITIGATION TRUST
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                                              (Registrant)

Date: January 26, 2007
                                       By: /s/ Joseph E. Bernstein
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                                           Joseph E. Bernstein
                                           Litigation Trustee

                                       By: /s/ Paul deBary
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                                           Paul deBary
                                           Litigation Trustee